N-SAR Item 77Q(3) Exhibit

     Certification

     I, Carol A. Kosel, certify that:

1.I have reviewed this report on Form N-SAR of Evergreen International Trust;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a.designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c.presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

a.All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date:

     Carol A. Kosel
     Principal Financial Officer
     Evergreen Investments

                            N-SAR Item 77Q(3) Exhibit

     Certification

     I, William M. Ennis, certify that:

1.I have reviewed this report on Form N-SAR of Evergreen International Trust;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2( c) under the Investment Company Act) for the registrant and have:

a.designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c.presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

a.All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date:

     William M. Ennis
     Principal Executive Officer
     Evergreen Investments

     Evergreen Emerging Markets Growth Fund

                  72DD              73A              74U               74V
                  Dollar            Per Share        Shares
                  Distributions     Distributions    Outstanding       NAV
     Class A      0                 0.00             2,570,976         7.51
     Class B      0                 0.00             508,726           7.11
     Class C      0                 0.00             414,602           7.11
     Class I      0                 0.00             17,857,989        7.66
     Evergreen Global Leaders Fund
                  72DD              73A              74U               74V
                  Dollar            Per Share        Shares
                  Distributions     Distributions    Outstanding       NAV
     Class A      0                 0.00             7,380,838         12.13
     Class B      0                 0.00             9,051,977         11.56
     Class C      0                 0.00             3,623,909         11.54
     Class I      0                 0.00             875,004           12.36
     Evergreen Global Opportunities Fund
                  72DD              73A              74U               74V
                  Dollar            Per Share        Shares
                  Distributions     Distributions    Outstanding       NAV
     Class A      0                 0.00             4,413,036         13.71
     Class B      0                 0.00             3,137,424         12.15
     Class C      0                 0.00             1,277,289         12.20
     Class I      0                 0.00             34,194            13.90
     Evergreen International Growth Fund
                  72DD              73A              74U               74V
                  Dollar            Per Share        Shares
                  Distributions     Distributions    Outstanding       NAV
     Class A      1,169,745         0.05             4,669,465         10.66
     Class B      234,128           0.04             1,224,807         9.86
     Class C      299,279           0.04             20,231,956        9.84
     Class I      4,292,873         0.05             12,885,678        10.82
     Evergreen Precious Metals Fund
                  72DD              73A              74U               74V
                  Dollar            Per Share        Shares
                  Distributions     Distributions    Outstanding       NAV
     Class A      720,113           0.15             5,045,365         17.32
     Class B      111,031           0.13             1,455,447         16.76
     Class C      20,056            0.13             1,048,081         16.74
     Class I      1,282             0.16             23,479            17.16